UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 North Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Heartland Group, Inc., 789 North Water Street, Suite 500, Milwaukee, WI, 53202

(Name and address of agent for service)

Conrad Goodkind; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Item 1.	Reports to Stockholders.

HEARTLAND. VALUE AT WORK.™

Through hard work, resolve and attention to detail, manufacturing has always been part of what made the Heartland strong.

SEMIANNUAL REPORT

Select Value Fund • Value Plus Fund • Value Fund

June 30, 2006

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

WHAT IT MEANS TO BE A VALUE INVESTOR

The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of Security Analysis. They pioneered this methodology in 1934. For over half a century, the Graham and Dodd philosophy has attracted a successful circle of disciples, including Heartland Advisors.

At Heartland, this means bargain hunting – relentlessly analyzing overlooked and unpopular stocks, always looking for a measurable and positive difference between the true worth of a company and its current stock price. We often find that a company’s stock is undervalued because it is:

•	Underfollowed by Wall Street analysts

•	Temporarily oversold or out of favor

•	Misunderstood by investors

•	An emerging opportunity as yet undiscovered

WE BELIEVE THIS IS THE MOST INTELLIGENT WAY

TO BUILD A PORTFOLIO

THE HEARTLAND FAMILY OF EQUITY FUNDS – SUMMARY OF VALUE

AT HEARTLAND,

we take a long-term approach to investing. The stock market tends to be emotional, often overtaken by fear or greed. Too many speculators overreact to the headlines of the day. We believe this creates opportunities for the objective, long-term investor.

— William J. Nasgovitz, President

Performance for the Period Ended June 30, 2006[1]	Heartland Select Value Fund	Heartland Value Plus Fund	Heartland Value Fund
6 Months*	7.08%	0.77%	14.24%
1 Year	16.35%	6.24%	23.43%
Average Annual Total Return for:
3 Years	19.81%	16.09%	19.27%
5 Years	12.65%	14.76%	14.29%
10 Years	—	11.52%	13.91%
15 Years	—	—	17.20%
Since Inception	13.36%	12.14%	15.55%
Value of Hypothetical Investment of $10,000 from Inception Date[2]	$33,833	$42,755	$223,599
	10/11/96	10/26/93	12/28/84

*	Not annualized

[1]	Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

[2]	Value of $10,000 from inception represents a hypothetical investment in the Fund for the period ended June 30, 2006.

The opinions expressed in this Semiannual Report are those of the portfolio manager, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

3

HEARTLAND SELECT VALUE FUND

PORTFOLIO MANAGEMENT TEAM

Hugh Denison

David Fondrie, CPA

Ted Baszler, CPA, CFA

Will R. Nasgovitz

FUND PERFORMANCE

Average Annual Total Returns as of June 30, 2006	Year-To- Date**	One Year	Three Years	Five Years	Since Inception (10/11/96)
Heartland Select Value Fund	7.08%	16.35%	19.81%	12.65%	13.36%
S&P MidCap 400 Barra Value Index*	5.66	13.25	20.54	11.98	14.65	***
S&P 500 Index*	2.71	8.63	11.22	2.49	8.20

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns prior to December 1, 2001 would have been lower. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

*	Source: FactSet Research Systems, Inc.

**	Not annualized

***	For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996. Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Select Value Fund invests primarily in common stocks whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its disciplined value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies normally have market capitalizations in excess of $500 million.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in stocks of small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

MANAGEMENT REPORT

We are very pleased to inform shareholders that the Heartland Select Value Fund was up 7.08% for the six months ended June 30, 2006. The Fund’s total return not only outperformed the widely quoted S&P 500 Index for the first half of the year, but also outperformed the benchmark S&P MidCap 400 Barra Value Index. For the period, these two stock indices were up 2.71% and 5.66%, respectively.

In addition, we believe it is worth noting that for the twelve months ended June 30, 2006, the Select Value Fund also provided shareholders with higher total returns than the vast majority of its peers. According to Lipper, Inc., an independent monitor of fund performance, this Fund ranked 22nd out of the 478 funds in the Multi-Cap Value category for the one year period ended June 30, 2006. That placed the Select Value Fund in the upper 5% of its peer group.

As we have often highlighted, the longer-term total returns of the Select Value Fund have also been remarkable. In fact, for the three-year, five-year and since inception periods ended June 30, 2006, the Select Value Fund ranked in the upper 5%, 2% and 3% of its category, respectively.

LIPPER RANKING - AMONG MULTI-CAP VALUE FUNDS

Heartland Select Value Fund	Ranking in Universe	Percentile
1 Year	22 out of 478	5%
3 Years	15 out of 371	5%
5 Years	3 out of 259	2%
Since Inception	3 out of 111	3%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on the final page of this report.

VALUE FOR ALL SEASONS

Shareholders that are avid market watchers are probably aware that 2006 saw the market perform exceedingly well in the first quarter of the year, only to falter in May and early June. As is typical, the areas of the market that were leaders in the first quarter upturn – namely, small company stocks – were laggards in the second quarter.

4

HEARTLAND SELECT VALUE FUND

In such a fickle environment, we believe it is important to reiterate that one of the primary goals of the value-driven investment philosophy of the Select Value Fund is to produce consistent results in good times and bad, through both bull and bear markets. To achieve this, our bargain-hunting investment process gives us the ability to seek out what we believe are the best values among large, mid and small company stocks.

As evidence of the effectiveness of this process, we would underscore that the Fund outperformed the S&P 500 and S&P MidCap 400 Barra Value Indices in the small-company-led first quarter rally, and also outperformed for the first half of the year. For the first quarter of the year, the Select Value Fund was up 9.74%, handily beating these indices, which were up just 4.21% and 7.32%, respectively. And for the first half of the year, the Fund delivered a total return of 7.08%, while the two indices posted total returns of 2.71% and 5.66%, respectively.

PERFORMANCE FROM ACROSS THE SPECTRUM

We believe one of the keys to the continued performance of the Select Value Fund has been the ability of our experienced team of investment professionals to invest in the stocks that we believe offer the best values, regardless of their size. The result is a Fund that we believe is very well suited to be the core holding in an investors’ portfolio.

Among large company stocks, several Financial sector stocks uncovered by our bargain-hunting investment process made positive contributions to the total return of the Select Value Fund in the first half of 2006. These contributors included three of the “Top Ten Holdings” in the Fund: Suntrust Banks, Marshall & Ilsley and Allstate.

CAPITALIZATION BREAKDOWN

(% OF TOTAL INVESTMENTS)

Heartland Select Value Fund	As of June 30, 2006
Large-Cap Companies	35.9%
Mid-Cap Companies	29.6%
Small-Cap Companies	21.1%
Micro-Cap Companies	0.0%

Heartland Advisors considers large-cap companies to be larger than $ 10 billion in market cap, mid-cap companies to be between $ 2 billion and $10 billion, small-cap companies to be between $ 300 million and $2 billion, and micro-cap companies to be less than $300 million. Portfolio holdings are subject to change without notice.

In the mid-sized company arena, shareholders benefited from a number of investments in areas often referred to as defensive sectors, which include Utilities and Consumer Staples. UGI Corporation, one of the largest holdings in the Fund, is from the Utilities sector. This company distributes propane, butane, natural gas and electricity, and provides heating and cooling services in the eastern region of the United States.

In the small-cap area, the top contributor to the total return of the Select Value Fund may be familiar to shareholders as it was also the top contributor last year and was highlighted in our 2005 Annual Report. Oregon Steel Mills is a manufacturer of steel products with a unique geographical position as a West Coast steel plate producer.

OUR POSITIVE OUTLOOK FOR LONG-TERM SHAREHOLDERS

Though the market has already suffered through a measurable correction, which has historically been indicative of a short-term bottom, we are not decidedly sanguine about the near-term future. When asked to predict any short-term market movements, we are reminded of one of Mark Twain’s more famous quotations, “I was gratified to be able to answer promptly. I said, ‘I don’t know.’”

On the other hand, the current weakness in stock prices, coupled with the appreciable cash reserves in the Fund, has provided us with an uncommonly large number of interesting investment ideas which we believe will benefit long-term investors. Many of these purchases may or may not bear fruit in the near term, but more importantly we believe the long-term fundamentals of the portfolio of the Select Value Fund are as strong as they have been in quite some time. To that end, we believe this first decade of the new century will prove to be a profitable one for shareholders.

SELECT VALUE FUND — GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended June 30, 2006. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	55
Net assets	$322.3 mil.
NAV	$27.37
Median market cap	$4,172 mil.
Weighted average market cap	$23,817 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Suntrust Banks, Inc.	2.4%
Marshall & Ilsley Corp.	2.3
Wal-Mart Stores, Inc.	2.2
Smithfield Foods, Inc.	2.2
The Allstate Corp.	2.2
Motorola, Inc.	2.2
Tyco International, Ltd.	2.1
CBS Corp. (Class B)	2.1
Universal Corp.	2.1
UGI Corp.	2.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 6/30/06.

5

HEARTLAND VALUE PLUS FUND

PORTFOLIO MANAGEMENT TEAM

Rodney Hathaway, CFA

Brad Evans, CFA

FUND PERFORMANCE

Average Annual Total Returns as of June 30, 2006	Year-To- Date**	One Year	Three Years	Five Years	Ten Years	Since Inception (10/26/93)
Heartland Value Plus Fund	0.77%	6.24%	16.09%	14.76%	11.52%	12.14%
Russell 2000 Value Index*	10.44	14.61	21.01	13.09	13.26	13.08
Russell 2000 Index*	8.21	14.58	18.70	8.50	9.05	10.06

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

*	Source: FactSet Research Systems, Inc.

**	Not annualized

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

PRINCIPAL INVESTMENT STRATEGIES

The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest, to a limited extent, in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests primarily in stocks of small companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

MANAGEMENT REPORT

After starting the year running at a very bullish clip, the stock market stumbled in the second quarter. And in this up-and-then-down market, the Heartland Value Plus Fund found it difficult to maintain any positive momentum. By the end of the first half of 2006, the Fund stood roughly in the same place at which it had begun the year, finishing with a 0.77% total return for the six-month period ended June 30, 2006. This performance trailed the total returns of the Russell 2000 Index of small company stocks and the Russell 2000 Value Index of lower price-to-book small company stocks. These two indices posted total returns of 8.21% and 10.44%, respectively, for the six month period ended June 30, 2006.

Through these near-term difficulties, the portfolio management team of the Value Plus Fund has remained focused on their primary objective: providing shareholders with superior investment results over the long-term by investing in undervalued small company stocks that we believe have the financial strength to pay dividends to stockholders.

For patient shareholders, weathering the ups and downs that are fundamentally part of investing in small company stocks has proven, over the long-term, to be rewarding. In fact, despite this recent struggle, we are pleased to report that the Value Plus Fund ranked in the upper 8% of Lipper’s Small-Cap Core category for the 5-year period ended June 30, 2006.

LIPPER RANKING - AMONG SMALL-CAP CORE FUNDS

Heartland Value Plus Fund	Ranking in Universe	Percentile
1 Year	602 out of 639	95%
3 Years	406 out of 507	81%
5 Years	28 out of 390	8%
10 Years	42 out of 103	41%
Since Inception	24 out of 56	43%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on the final page of this report.

6

HEARTLAND VALUE PLUS FUND

CYCLICAL STOCKS PEDALED PERFORMANCE

Going into 2006, we were optimistic that the U.S. economy would continue to outperform the relatively modest expectations set by many economists and market pundits. In particular, we believed that core inflation was in check and that interest rates were likely to stay near historical lows, though they were certainly likely to continue to rise. We even made note of this in our Annual Report to shareholders at the end of 2005.

In this environment, we believe our bottom-up, bargain-hunting investment process has helped us identify a number of attractive companies in economically sensitive sectors, often collectively referred to as cyclicals. Cyclical stocks typically include companies in the Industrial and Materials sectors, as well as the very economically sensitive Technology sector.

In fact, several of the cyclicals we held in the Value Plus Fund appreciated to the point where they no longer fit our value-driven discipline and were sold at a profit. These stocks included Barnes Group, a manufacturer and distributor of industrial components, and Agrium, a producer of agricultural materials.

TECHNOLOGY CONTINUES TO REGRESS

Often referred to as the ultimate cyclical sector, Technology stocks in general did not follow the lead of their Industrial and Materials cohorts. More directly impacting Value Plus Fund shareholders, the technology-related stocks held by the Fund struggled.

However, we continue to believe that large U.S. companies – benefiting from 17 consecutive quarters of double-digit earnings growth and large cash levels on their balance sheets – may be the catalyst for a new cycle of capital equipment investment, which we believe includes spending on both hardware and software.

In turn, we believe this increased corporate spending should aide the small company technology stocks held by the Fund, including Mentor Graphics, an engineer of electronic design automation software; Novell, a leading provider of open source software solutions for the Linux operating system; and Perot Systems, an award-winning information technology consulting firm. Each of these companies are among the top 10 holdings of the Fund.

HEALTH CARE STILL IN TRACTION

As we wrote in our Annual Report to shareholders just six months ago, investors were generally staying away from stocks in the Health Care sector – along with other higher volatility/higher return areas of the market. As this trend has continued, stocks in this sector lagged for the first half of 2006. While the Value Plus Fund felt the impact of this, we strongly believe Fund holdings in this sector will benefit long-term shareholders.

As Value Plus Fund shareholders may know, the Health Care sector is one that we have favored for quite some time. As the U.S. population continues to age, the demographic trends ensure a large and lengthy rise in the demand for many Health Care services. While we believe this long-term hypothesis remains valid, small company Heath Care sector stocks underperformed the overall market in the first half of 2006, as they did in the latter half of 2005. This, in turn, has hindered Fund performance.

OUR OUTLOOK REMAINS POSITIVE

With every shareholder report, we try to look into our crystal ball and every time we expect the future to be challenging. And the remainder of 2006 is no different. With this said, we are encouraged to be able to identify an abundance of stocks that appear to us to be measurably undervalued.

In addition to having seen a large number of companies increasing their earnings power, we have also seen lower stock prices – largely as a result of the market slump in May and June. In other words, on a price-to-earnings basis, stocks have become meaningfully cheaper. We believe this is a great time to be a long-term value investor.

VALUE PLUS FUND — GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended June 30, 2006. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	44
Net assets	$242.2 mil.
NAV	$25.93
Median market cap	$722 mil.
Weighted average market cap	$1,306 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Mentor Graphics Corp.	4.3%
Biovail Corp.	3.6
Genco Shipping & Trading, Ltd.	3.6
Oakley, Inc.	3.5
Casual Male Retail Group, Inc.	3.4
UnumProvident Corp.	3.3
Cubic Corp.	3.0
Novell, Inc.	3.0
Perot Systems Corp. (Class A)	3.0
Stride Rite Corp.	3.0

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 6/30/06.

7

HEARTLAND VALUE FUND

PORTFOLIO MANAGEMENT TEAM

Brad Evans, CFA

Hugh Denison

William J. Nasgovitz

FUND PERFORMANCE

Average Annual Total Returns as of June 30, 2006	Year-To- Date**	One Year	Three Years	Five Years	Ten Years	Since Inception (12/28/84)
Heartland Value Fund	14.24%	23.43%	19.27%	14.29%	13.91%	15.55%
Russell 2000 Value Index*	10.44	14.61	21.01	13.09	13.26	13.71
Russell 2000 Index*	8.21	14.58	18.70	8.50	9.05	11.37

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

*	Source: FactSet Research Systems, Inc.

**	Not annualized

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation through investing in small companies.

PRINCIPAL INVESTMENT STRATEGIES

The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, those companies with market capitalizations of less than $300 million.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in stocks of small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities.

MANAGEMENT REPORT

We are pleased to report to shareholders that the Heartland Value Fund was up 14.24% in the first half of 2006. This double-digit performance outpaced both the Russell 2000 Index of small company stocks and the Russell 2000 Value Index of lower price-to-book small company stocks, which posted total returns of 8.21% and 10.44%, respectively.

Though providing long-term capital appreciation to our shareholders is our primary goal, we are also proud of how the Fund performed during the second quarter – a quarter in which the market sold off. During this three-month period, the Russell 2000 and Russell 2000 Value Indices surrendered total returns of –5.02% and –2.70%, respectively. In contrast, the Value Fund was down a comparatively modest 2.44%. We believe Heartland’s value-driven investment process limited the downside risk relative to both the indices and to other strategies investing in stocks, while providing an opportunity for upside capital appreciation.

Though it is encouraging that the Value Fund topped its benchmarks for this six-month period, we believe it is more important to note the long-term performance of the Fund. In fact, as you can see in the chart at the top of the next page, if you had invested $10,000 in the Value Fund on its inception day, as of June 30, 2006, your investment would have been worth $223,599.

Understandably, we are also proud that, as of quarter end, the Value Fund ranked #1 for total return in Lipper’s Small-Cap Core category since its inception in December 1984.

LIPPER RANKING - AMONG SMALL-CAP CORE FUNDS

Heartland Value Fund	Ranking in Universe	Percentile
1 Year	39 out of 639	7%
3 Years	204 out of 507	41%
5 Years	43 out of 390	12%
10 Years	20 out of 103	20%
15 Years	1 out of 26	ranked #1
Since Inception	1 out of 10	ranked #1

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on the final page of this report.

8

HEARTLAND VALUE FUND

A VIEW FROM THE TOP

As bottom-up stock pickers, we are typically focused on specific issues related to individual stocks or micro-trends affecting smaller sectors of the market. However, we believe the primary factor driving stock performance in the first half of 2006 was the tremendous top-down influence of the Federal Reserve System, particularly during the latter half of the period.

The drag in the second quarter was, in our opinion, created by an overwhelming angst among investors caused by rising interest rates. In fact, since mid-2004, the Fed has pushed rates up 17 consecutive times, raising short-term rates from 1.00% to 5.25%, with the last increase coming on June 29th.

In turn, higher interest rates have increased mortgage payments, putting more pressure on the U.S. consumer that is already burdened by consumer debt and higher energy costs – which consequently weighed heavily on the minds of investors. With this investor angst overhanging the market, the Fund has increased its allocation of cash reserves.

SMALL-CAP STOCK SHOWS THE UPSIDE OF VOLATILITY

As you probably know from our past reports about the performance of the Value Fund, investing in small and very small company stocks can be a volatile undertaking. While we repeatedly caution investors about the downside risks, from time to time an individual stock in the portfolio provides us with a dramatic opportunity to point out the upside to volatility.

Case in point, the shares of InterDigital Communications, which began the year at $18.38, closed on June 30 at $34.91, up a remarkable 90%! We believe the catalyst for this sizable appreciation was the company receiving $253 million of licensing royalties in the first half of 2006 to settle a licensing dispute with Finnish telecom giant Nokia. This quarter-billion dollar settlement equates to about $5 per share in pre-tax earnings.

As a result of this substantial price appreciation, InterDigital Communications was the top contributor to Value Fund performance in the first six months of the year. It is also worth noting that, as part of our value-driven investment discipline, we have taken profits here, though the company remains among the “Top Ten Holdings” of the Fund.

DOMESTIC RESOURCES DESERVE PREMIUM PRICE TAGS

As they have for over a year, the commodities-related industries, such as silver, gold and those within the Energy sector, continued to make headlines with reports of impressive earnings. Despite this, many individual stocks have recently done little more than tread water, failing to make new highs. Perhaps stock prices in the Energy sector were no longer being fueled by commodities market speculators, trading on the geopolitical risks of the ongoing war in Iraq.

Whatever the reason for this pause, we believe that companies benefiting from politically safe energy reserves should trade at a premium to the rest of the sector. Two “Top Ten Holdings,” Input/Output and Newpark Resources, fit this description, as does Falcon Oil & Gas, a top contributor to the performance of the Value Fund in the first half of 2006.

BE PATIENT, INVEST FOR THE LONG TERM

In the Heartland Value Fund, we will continue to apply our disciplined, bargain-hunting investment process to identify small and micro-cap stocks that we believe are undervalued and have the potential to deliver superior capital appreciation to long-term Fund shareholders.

In the current market environment in which investors have apparently been myopically focused on Fed activity and have chosen to ignore record profits among U.S. companies, we are becoming increasingly optimistic. Further feeding our bullish bent, the consistency in these profits has been nothing short of remarkable – the second quarter of 2006 is expected to mark the 17th consecutive quarter with double-digit growth in earnings. We believe this pullback may be a great opportunity for long-term value investors!

VALUE FUND – GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (12/28/84) period ended June 30, 2006. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	225
Net assets	$1,781 mil.
NAV	$51.18
Median market cap	$202 mil.
Weighted average market cap	$639 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

InterDigital Communications Corp.	5.7%
Alaska Airgroup, Inc.	1.7
Sherritt International Corp.	1.6
Sirna Therapeutics, Inc.	1.6
Input/Output, Inc.	1.4
Newpark Resources, Inc.	1.4
Presidential Life Corp.	1.4
Sensient Technologies Corp.	1.2
High River Gold Mines, Ltd.	1.1
Alliance Atlantis Communications, Inc. (Class B)	1.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 6/30/06.

9

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked Equity 10 Principles of Value Investing.™ We believe this bargain-hunting process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of June 30, 2006. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 million - $300 million in market capitalization	0.0%	6.7%	37.0%
Small-Cap Holdings – $300 million - $2 billion in market capitalization	21.1%	67.8%	41.2%
Mid-Cap Holdings – $2 billion - $10 billion in market capitalization	29.6%	20.1%	2.0%
Large-Cap Holdings – Greater than $ 10 billion in market capitalization	35.9%	0.0%	0.0%
Short-Term Investments	13.4%	5.4%	19.8%
Total	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2006. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	9.1%	12.8%	9.0%
Consumer Staples	6.2%	1.8%	2.8%
Energy	7.0%	9.6%	9.5%
Financials	12.1%	7.1%	10.2%
Health Care	6.1%	13.8%	10.7%
Industrials	15.2%	20.7%	17.4%
Information Technology	12.1%	21.5%	16.0%
Materials	11.4%	7.3%	4.3%
Telecommunication Services	2.5%	0.0%	0.0%
Utilities	4.9%	0.0%	0.3%
Short-Term Investments	13.4%	5.4%	19.8%
Total	100.0%	100.0%	100.0%

10

FINANCIAL STATEMENTS

SELECT VALUE FUND - SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

COMMON STOCKS (91.2%)	SHARES	VALUE
Aerospace & Defense (3.0%)
Goodrich Corp.	150,000	$6,043,500
Triumph Group, Inc. (a)	76,300	3,662,400

		9,705,900
Airlines (1.5%)
Southwest Airlines Co.	300,000	4,911,000
Auto Components (1.7%)
BorgWarner, Inc.	46,000	2,994,600
Modine Manufacturing Co.	100,000	2,336,000

		5,330,600
Building Products (3.7%)
American Standard Cos., Inc.	150,000	6,490,500
ElkCorp	200,000	5,554,000

		12,044,500
Chemicals (5.1%)
PPG Industries, Inc.	100,000	6,600,000
Agrium, Inc. (CAD) (b)	275,000	6,387,097
RPM International, Inc.	200,000	3,600,000

		16,587,097
Commercial Banks (5.8%)
SunTrust Banks, Inc.	100,000	7,626,000
Marshall & Ilsley Corp.	160,000	7,318,400
Associated Banc-Corp.	120,000	3,783,600

		18,728,000
Communications Equipment (3.7%)
Motorola, Inc.	350,000	7,052,500
SafeNet, Inc. (a)	270,000	4,784,400

		11,836,900
Computers & Peripherals (5.1%)
Hutchinson Technology, Inc. (a)	300,000	6,489,000
Seagate Technology	270,000	6,112,800
Hewlett-Packard Co.	125,000	3,960,000

		16,561,800
Construction & Engineering (0.8%)
Washington Group International, Inc.	50,000	2,667,000
Diversified Consumer Services (1.9%)
H&R Block, Inc.	250,000	5,965,000
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	150,000	4,183,500
Telefonos de Mexico SA de CV (ADR)	200,000	4,166,000

		8,349,500
Electric Utilities (1.2%)
Allegheny Energy, Inc. (a)	100,000	3,707,000
Electronic Equipment & Instruments (1.9%)
Avnet, Inc. (a)	300,000	6,006,000
Energy Equipment & Services (3.8%)
Grey Wolf, Inc. (a)	600,000	4,620,000
ShawCor, Ltd. (CAD) (b)	300,000	4,459,677
Tidewater, Inc.	61,300	3,015,960

		12,095,637
Food & Staples Retailing (2.2%)
Wal-Mart Stores, Inc.	150,000	7,225,500
Food Products (2.2%)
Smithfield Foods, Inc. (a)	250,000	7,207,500
Gas Utilities (2.1%)
UGI Corp.	270,000	6,647,400
Health Care Providers & Services (3.6%)
HCA, Inc.	150,000	6,472,500
Amedisys, Inc. (a)	130,000	4,927,000

		11,399,500
Household Durables (1.1%)
WCI Communities, Inc. (a)	175,000	3,524,500
Industrial Conglomerates (3.1%)
Tyco International, Ltd.	250,000	6,875,000
Carlisle Cos., Inc.	40,000	3,172,000

		10,047,000
Insurance (3.9%)
The Allstate Corp.	130,000	7,114,900
UnumProvident Corp.	300,000	5,439,000

		12,553,900
Media (2.1%)
CBS Corp. (Class B)	250,000	6,762,500
Metals & Mining (5.2%)
Alcoa, Inc.	200,000	6,472,000
Oregon Steel Mills, Inc. (a)	125,000	6,332,500
Metal Management, Inc.	125,000	3,827,500

		16,632,000
Multi-Utilities (1.9%)
WPS Resources Corp.	125,000	6,200,000
Oil, Gas & Consumable Fuels (3.6%)
ConocoPhillips Co.	90,000	5,897,700
Anadarko Petroleum Corp.	120,000	5,722,800

		11,620,500
Paper & Forest Products (1.7%)
P.H. Glatfelter Co.	350,000	5,554,500
Pharmaceuticals (2.9%)
Pfizer, Inc.	270,000	6,336,900
Biovail Corp. (CAD) (b)	125,000	2,918,907

		9,255,807
Road & Rail (3.8%)
Union Pacific Corp.	70,000	6,507,200
Ryder System, Inc.	100,000	5,843,000

		12,350,200
Semiconductors (2.0%)
MEMC Electronic Materials, Inc. (a)	175,000	6,562,500
Specialty Retail (2.9%)
Rent-A-Center, Inc. (a)	250,000	6,215,000
United Auto Group, Inc.	150,000	3,202,500

		9,417,500
Thrifts & Mortgage Finance (3.0%)
MGIC Investment Corp.	80,000	5,200,000
Washington Mutual, Inc.	100,000	4,558,000

		9,758,000
Tobacco (2.1%)
Universal Corp.	180,000	6,699,600

TOTAL COMMON STOCKS (Cost $258,552,445)		$293,914,341

The accompanying Notes to Financial Statements are an integral part of these Statements.

11

SELECT VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2006 (Unaudited)

SHORT-TERM INVESTMENTS (14.1%)	PAR AMOUNT	VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (4.6%)(*)
U.S. Treasury Bills, 7/27/06, 4.49%	$15,000,000	$14,955,200
TIME DEPOSITS (9.5%) (+)
Brown Brothers Harriman, 4.50%	30,464,950	30,464,950

TOTAL SHORT-TERM INVESTMENTS (Cost $45,420,150)		$45,420,150

TOTAL INVESTMENTS (Cost $303,972,595) (105.3%)		$339,334,491
Other assets and liabilities, net (–5.3%)		(17,000,863)

TOTAL NET ASSETS (100.0%)		$322,333,628

(a)	Non-income producing security.

(b)	Foreign-denominated security.

(*)	The rate denoted is the effective yield as of June 30, 2006.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2006.

ADR – American Depositary Receipt.

CAD – Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

12

VALUE PLUS FUND - SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

COMMON STOCKS (94.1%)	SHARES	VALUE
Aerospace & Defense (5.7%)
Cubic Corp.	375,000	$7,353,750
Applied Signal Technology, Inc.	374,795	6,386,507

		13,740,257
Airlines (1.2%)
Alaska Air Group, Inc. (a)	75,000	2,956,500
Auto Components (0.4%)
Standard Motor Products, Inc.	117,900	983,286
Building Products (2.7%)
Apogee Enterprises, Inc.	440,000	6,468,000
Chemicals (2.0%)
Lubrizol Corp.	120,000	4,782,000
Commercial Banks (2.1%)
Chittenden Corp.	200,000	5,170,000
Commercial Services & Supplies (3.5%)
ABM Industries, Inc.	300,000	5,130,000
Kelly Services, Inc. (Class A)	125,000	3,396,250

		8,526,250
Communications Equipment (2.2%)
Inter-Tel, Inc.	250,000	5,265,000
Computers & Peripherals (2.1%)
Imation Corp.	125,000	5,131,250
Electronic Equipment & Instruments (2.8%)
Nam Tai Electronics, Inc.	300,000	6,711,000
Energy Equipment & Services (7.2%)
TODCO (Class A)	170,000	6,944,500
Tidewater, Inc.	135,000	6,642,000
Grey Wolf, Inc. (a)	500,000	3,850,000

		17,436,500
Health Care Equipment & Supplies (6.5%)
Wright Medical Group, Inc. (a)	300,000	6,279,000
Orthovita, Inc. (a)	1,128,572	4,762,574
Criticare Systems, Inc. (a)(b)	625,000	2,487,500
STERIS Corp.	100,000	2,286,000

		15,815,074
Insurance (4.0%)
UnumProvident Corp.	440,000	7,977,200
Horace Mann Educators Corp.	100,000	1,695,000

		9,672,200
Internet Software & Services (0.6%)
Zix Corp. (a)	1,837,500	1,543,500
IT Services (3.0%)
Perot Systems Corp. (Class A) (a)	500,000	7,240,000
Leisure Equipment & Products (5.9%)
Oakley, Inc.	500,000	8,425,000
Nautilus, Inc.	375,000	5,891,250

		14,316,250
Machinery (2.2%)
Federal Signal Corp.	350,000	5,299,000
Marine (3.6%)
Genco Shipping & Trading, Ltd.	500,000	8,680,000
Metals & Mining (2.5%)
Gerdau Ameristeel Corp.	600,000	6,024,000
Oil, Gas & Consumable Fuels (2.4%)
Callon Petroleum Co. (a)	300,000	5,802,000
Paper & Forest Products (2.8%)
Wausau-Mosinee Paper Corp.	550,000	6,847,500
Personal Products (1.8%)
Nu Skin Enterprises, Inc. (Class A)	300,000	4,455,000
Pharmaceuticals (7.2%)
Biovail Corp. (CAD) (c)	375,000	8,756,720
Par Pharmaceutical Cos., Inc. (a)	250,000	4,615,000
Taro Pharmaceutical Industries, Ltd. (a)	375,000	3,978,750

		17,350,470
Real Estate (0.9%)
Medical Properties Trust, Inc.	200,000	2,208,000
Road & Rail (1.7%)
RailAmerica, Inc. (a)	400,000	4,184,000
Semiconductor (0.9%)
Cohu, Inc.	120,900	2,121,795
Software (9.8%)
Mentor Graphics Corp. (a)	800,000	10,384,000
Novell, Inc. (a)	1,100,000	7,293,000
Parametric Technology Corp. (a)	475,000	6,037,250

		23,714,250
Specialty Retail (3.4%)
Casual Male Retail Group, Inc. (a)	829,569	8,337,168
Textiles, Apparel & Luxury Goods (3.0%)
Stride Rite Corp.	542,300	7,152,937

TOTAL COMMON STOCKS (Cost $199,962,510)		$227,933,187

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

VALUE PLUS FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2006 (Unaudited)

WARRANTS (0.1%)	SHARES	VALUE
Biotechnology (0.1%)
StemCells, Inc. (a)(d)(e)	575,658	$86,349
GTC Biotherapeutics, Inc. (a)(d)(e)	273,224	—
Internet Software & Services (0.0%)
Zix Corp. (a)(d)(e)	198,000	—

TOTAL WARRANTS (Cost $34,153)		$86,349

SHORT-TERM INVESTMENTS (5.3%)	PAR AMOUNT	VALUE
TIME DEPOSITS (5.3%) (+)
Brown Brothers Harriman, 4.50%,	$12,892,628	$12,892,628

TOTAL SHORT-TERM INVESTMENTS (Cost $12,892,628)		$12,892,628

TOTAL INVESTMENTS (Cost $212,889,291) (99.5%)		$240,912,164
Other assets and liabilities, net (0.5%)		1,270,564

TOTAL NET ASSETS (100.0%)		$242,182,728

(a)	Non-income producing security.

(b)	Affiliated company. See Note 10 in Notes to Financial Statements.

(c)	Foreign-denominated security.

(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.

(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2006.

CAD – Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

VALUE FUND - SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

COMMON STOCKS (86.0%)	SHARES	VALUE
Aerospace & Defense (0.7%)
AAR Corp. (a)	200,000	$4,446,000
Allied Defense Group, Inc. (a)	200,000	4,398,000
Applied Signal Technology, Inc.	193,842	3,303,068

		12,147,068
Air Freight & Logistics (0.2%)
AirNet Systems, Inc. (a)(b)	1,000,000	2,940,000
Airlines (2.3%)
Alaska Air Group, Inc. (a)	750,000	29,565,000
Midwest Air Group, Inc. (a)(b)	1,315,500	6,643,275
Mesa Air Group, Inc. (a)	503,500	4,959,475

		41,167,750
Auto Components (0.8%)
Hy-Drive Technologies, Ltd. (CAD) (a)(b)(c)	3,214,334	7,373,383
Strattec Security Corp. (a)	83,600	4,164,116
Noble International, Ltd.	200,000	2,864,000

		14,401,499
Biotechnology (2.9%)
Sirna Therapeutics, Inc. (a)(b)	5,000,000	28,500,000
Genitope Corp. (a)(b)	1,642,650	10,381,548
Isolagen, Inc. (a)(b)	872,800	3,447,560
OrthoLogic Corp. (a)(b)	2,029,000	3,286,980
Senesco Technologies, Inc. (a)(b)(d)	1,300,000	2,470,000
Discovery Laboratories, Inc. (a)	936,700	1,957,703
AP Pharma, Inc. (a)	800,000	1,400,000
Aphton Corp. (a)(b)(d)(e)(f)(h)	375,000	15,750

		51,459,541
Building Products (0.7%)
Jacuzzi Brands, Inc. (a)	400,000	3,520,000
Maezawa Kasei Industries Co., Ltd. (JPY) (c)	200,000	3,282,643
Patrick Industries, Inc. (a)(b)(d)	293,525	3,217,034
Aaon, Inc.	100,000	2,566,000

		12,585,677
Capital Markets (1.5%)
FirstCity Financial Corp. (a)(b)	800,000	8,360,000
Stifel Financial Corp. (a)	200,000	7,062,000
LaBranche & Co., Inc. (a)	500,000	6,055,000
eSPEED, Inc. (Class A) (a)	700,000	5,831,000

		27,308,000
Chemicals (2.1%)
Sensient Technologies Corp.	1,000,000	20,910,000
Calgon Carbon Corp.	1,000,000	6,090,000
Omnova Solutions, Inc. (a)	850,000	4,828,000
A. Schulman, Inc.	187,300	4,287,297
Quaker Chemical Corp.	100,600	1,881,220

		37,996,517
Commercial Banks (4.0%)
Sterling Financial Corp.	600,000	$18,306,000
Associated Banc-Corp.	450,000	14,188,500
Independent Bank Corp.	186,500	6,055,655
AmeriServ Financial, Inc. (a)(d)	1,000,200	4,910,982
Renasant Corp.	108,200	4,365,870
FNB Corp.	65,612	2,427,644
Capital Bank Corp.	145,000	2,356,250
Eastern Virginia Bankshares, Inc. (d)	100,000	2,210,000
Simmons First National Corp. (Class A)	75,100	2,178,651
BancTrust Financial Group, Inc.	88,000	2,065,360
PAB Bankshares, Inc.	100,000	1,850,000
Tennessee Commerce Bancorp, Inc. (a)	100,000	1,800,000
Merchants & Manufacturers Bancorp., Inc.	46,095	1,567,230
Summit Bank Corp.	100,000	1,566,000
Texas United Bancshares, Inc.	50,000	1,407,500
Vail Banks, Inc.	82,900	1,382,772
Guaranty Financial Corp. (d)(e)	10,388	1,298,500
Southern Community Financial Corp.	100,000	970,000

		70,906,914
Commercial Services & Supplies (7.0%)
Hudson Highland Group, Inc. (a)(b)	1,250,000	13,487,500
The Geo Group, Inc. (a)	377,100	13,217,355
SITEL Corp. (a)	3,000,000	11,760,000
Exponent, Inc. (a)	600,000	10,140,000
Intersections, Inc. (a)(b)	870,000	9,439,500
Central Parking Corp.	547,400	8,758,400
FTI Consulting, Inc. (a)	300,000	8,031,000
Barrett Business Services, Inc. (a)(b)	400,000	7,340,000
LESCO, Inc. (a)	403,599	6,271,928
CompuDyne Corp. (a)(b)	750,000	4,785,000
Bowne & Co., Inc.	300,000	4,290,000
Outlook Group Corp. (b)	300,000	3,999,000
RCM Technologies, Inc. (a)(b)	780,100	3,916,102
LECG Corp. (a)	200,000	3,694,000
SM&A (a)	600,000	3,660,000
Fuel-Tech N.V. (a)	300,000	3,630,000
Perma-Fix Environmental Services, Inc. (a)	1,647,200	3,508,536
On Assignment, Inc. (a)	377,600	3,470,144
CDI Corp.	75,000	2,175,000

		125,573,465
Communications Equipment (8.4%)
InterDigital Communications Corp. (a)(b)	2,900,000	101,238,999
Parkervision, Inc. (a)(b)	1,386,356	12,615,840
Lantronix, Inc. (a)(b)(d)	5,000,000	10,900,000
EMS Technologies, Inc. (a)	400,000	7,188,000
Aastra Technologies, Ltd. (CAD) (a)(c)	200,000	6,256,272
Extreme Networks, Inc. (a)	1,500,000	6,240,000
EFJ, Inc. (a)	600,000	3,606,000
Asia Pacific Wire & Cable Corp., Ltd. (a)(b)	1,100,300	1,034,282

		149,079,393
Computers & Peripherals (0.8%)
McDATA Corp. (Class A) (a)	3,000,000	12,240,000
SimpleTech, Inc. (a)	593,908	2,227,155

		14,467,155

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2006 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Construction & Engineering (1.2%)
URS Corp. (a)	300,000	$12,600,000
Comfort Systems USA, Inc.	400,000	5,716,000
Insituform Technologies, Inc. (Class A) (a)	100,000	2,289,000
Modtech Holdings, Inc. (a)	251,385	1,701,876

		22,306,876
Diversified Consumer Services (2.1%)
Regis Corp.	400,000	14,244,000
Stewart Enterprises, Inc., (Class A)	1,500,000	8,625,000
The Princeton Review, Inc. (a)(b)	1,500,000	7,980,000
Whitney Information Network, Inc. (a)(b)(d)(e)(f)(g)	600,000	4,233,000
Educate, Inc. (a)	300,000	2,298,000

		37,380,000
Diversified Financial Services (0.1%)
Collection House, Ltd. (AUD) (c)	2,817,015	2,040,436
Electrical Equipment (0.9%)
Xantrex Technology, Inc. (CAD) (a)(c)	1,200,000	8,978,495
Powell Industries, Inc. (a)	300,000	7,179,000

		16,157,495
Electronic Equipment & Instruments (0.3%)
O.I. Corp. (b)	245,900	2,963,095
MOCON, Inc.	160,245	1,520,725

		4,483,820
Energy Equipment & Services (4.9%)
Input/Output, Inc. (a)	2,604,700	24,614,415
Newpark Resources, Inc. (a)	4,000,000	24,600,000
Gulf Island Fabrication, Inc.	584,755	11,718,490
Grey Wolf, Inc. (a)	1,250,000	9,625,000
NATCO Group, Inc. (Class A) (a)	200,000	8,040,000
Bristow Group, Inc. (a)	200,000	7,200,000
Matrix Service Co. (a)	171,400	1,960,816

		87,758,721
Food Products (2.1%)
Riken Vitamin Co., Ltd. (JPY) (c)(d)	400,000	10,173,047
John B. Sanfilippo & Son, Inc. (a)(b)	750,000	9,937,500
The Inventure Group, Inc. (a)(b)	1,900,622	5,473,791
Hanover Foods Corp. (Class A) (d)(e)	49,250	5,122,000
Tasty Baking Co. (b)	426,577	4,009,824
Monterey Gourmet Foods, Inc. (a)	547,257	3,223,344

		37,939,506
Health Care Equipment & Supplies (3.2%)
STAAR Surgical Co. (a)(b)	2,000,000	15,480,001
Analogic Corp.	223,400	10,412,674
Fukuda Denshi Co., Ltd. (JPY) (c)(d)	300,000	9,832,197
Nissui Pharmaceutical Co., Ltd. (JPY) (c)(d)	938,000	7,583,027
Trinity Biotech (ADR) (a)	600,000	4,530,000
Osteotech, Inc. (a)(b)	1,090,000	4,403,600
Medwave, Inc. (a)(b)	1,199,000	3,033,470
STERIS Corp.	100,000	2,286,000

		57,560,969
Health Care Providers & Services (3.0%)
PDI, Inc. (a)(b)	1,212,048	$17,441,371
BioScrip, Inc. (a)(b)	2,431,935	13,059,491
Hooper Holmes, Inc.	3,000,000	9,150,000
National Home Health Care Corp. (b)	441,000	4,299,750
Medical Staffing Network Holdings, Inc. (a)	724,100	3,613,259
SRI/Surgical Express, Inc. (a)(b)(d)	600,000	3,450,000
America Service Group, Inc. (a)	162,100	2,515,792

		53,529,663
Hotels, Restaurants & Leisure (0.7%)
Buca, Inc. (a)(b)	1,200,000	6,780,000
Champps Entertainment, Inc. (a)	503,800	3,304,928
Smith & Wollensky Restaurant Group, Inc. (a)(b)	574,400	2,607,776

		12,692,704
Household Durables (0.4%)
Cavalier Homes, Inc. (a)	600,000	3,180,000
Global-Tech Appliances, Inc. (a)(b)(d)	914,600	2,981,596
Warderly International Holdings, Ltd. (HK) (c)	11,230,000	672,403

		6,833,999
Household Products (0.5%)
Oil-Dri Corp. of America (b)	450,000	8,865,000
Insurance (3.6%)
Presidential Life Corp.	1,000,000	24,580,000
SCPIE Holdings, Inc. (a)	358,000	8,323,500
Meadowbrook Insurance Group, Inc. (a)	1,000,000	8,320,000
Assured Guaranty, Ltd.	300,000	7,611,000
Clark, Inc.	500,000	6,600,000
PMA Capital Corp. (Class A) (a)	400,000	4,120,000
Specialty Underwriters’ Alliance, Inc. (a)	501,900	3,352,692
Financial Industries Corp. (a)(e)	154,031	1,326,207

		64,233,399
IT Services (3.2%)
Tier Technologies, Inc. (Class B) (a)(b)(e)	1,800,000	11,340,000
Forrester Research, Inc. (a)	400,000	11,192,000
First Consulting Group, Inc. (a)(b)	1,250,000	11,050,000
Keane, Inc. (a)	500,000	6,250,000
Dynamics Research Corp. (a)	399,398	5,423,825
TechTeam Global, Inc. (a)(b)	500,000	4,575,000
Anacomp, Inc. (Class A) (a)(b)(d)(e)	350,000	3,622,500
Analysts International Corp. (a)(b)	1,600,000	3,200,000

		56,653,325
Leisure Equipment & Products (0.5%)
Leapfrog Enterprises, Inc. (a)	400,000	4,040,000
Excelligence Learning Corp. (a)(d)(e)	371,700	3,010,770
Corgi International, Ltd. (ADR) (a)(b)(d)	563,000	1,165,410

		8,216,180
Life Sciences, Tools and Services (1.5%)
Cambrex Corp.	500,000	10,415,000
PAREXEL International Corp. (a)	200,000	5,770,000
MEDTOX Scientific, Inc. (a)(b)	508,750	4,731,375
Third Wave Technologies, Inc. (a)	1,500,000	4,470,000
Stratagene Corp.	100,000	617,000

		26,003,375

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2006 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Machinery (3.2%)
Badger Meter, Inc. (b)	591,200	$15,962,400
Robbins & Myers, Inc.	400,000	10,456,000
Federal Signal Corp.	600,000	9,084,000
Flanders Corp. (a)	700,000	7,021,000
Met-Pro Corp.	400,000	5,004,000
MFRI, Inc. (a)(b)	400,000	4,124,000
Alamo Group, Inc.	138,300	2,911,215
Railpower Technologies Corp. (CAD) (a)(c)	1,000,000	2,150,538

		56,713,153
Marine (0.2%)
Quintana Maritime, Ltd.	517,537	4,243,803
Media (2.3%)
Alliance Atlantis Communications, Inc. (Class B)(CAD) (a)(c)	650,000	19,045,699
Lions Gate Entertainment Corp. (a)	1,200,000	10,260,000
Horipro, Inc. (JPY) (c)	700,000	7,286,314
Emak Worldwide, Inc. (a)(b)(d)	547,500	2,649,900
SPAR Group, Inc. (a)(b)(d)	1,228,000	1,154,320

		40,396,233
Metals & Mining (2.5%)
High River Gold Mines, Ltd. (CAD) (a)(c)	9,500,000	19,578,852
LionOre Mining International, Ltd. (CAD) (a)(c)	1,750,000	9,502,688
Northwest Pipe Co. (a)	250,000	6,325,000
PolyMet Mining Corp. (CAD) (a)(c)	1,000,000	3,091,398
North American Tungsten Corporation, Ltd. (CAD) (a)(c)	2,752,100	2,786,625
Constellation Copper Corp. (CAD) (a)(c)	1,000,000	2,275,986
Grande Cache Coal Corp. (CAD) (a)(c)	1,236,600	1,119,145

		44,679,694
Multiline Retail (0.7%)
Duckwall-ALCO Stores, Inc. (a)(b)	385,800	11,577,858
Oil, Gas & Consumable Fuels (5.3%)
Sherritt International Corp. (CAD) (c)	2,906,000	29,086,040
Clayton Williams Energy, Inc. (a)(b)	548,760	18,954,170
Plains Exploration & Production Co. (a)	300,000	12,162,000
Far East Energy Corp. (a)(b)	5,000,000	8,000,000
Falcon Oil & Gas, Ltd. (CAD) (a)(c)	2,000,000	6,881,720
Rossetta Resources, Inc. (a)	400,000	6,648,000
Swift Energy Co. (a)	100,000	4,293,000
Far East Energy Corp. (a)(b)(d)(e)(f)	2,500,000	3,400,000
Quest Resource Corp. (a)	200,000	2,710,000
Mahalo Energy, Ltd. (CAD) (a)(c)	779,800	2,403,685

		94,538,615
Personal Products (0.4%)
Nature’s Sunshine Products, Inc. (e)	467,000	4,357,110
Natrol, Inc. (a)(b)(d)	1,238,568	2,340,894

		6,698,004
Pharmaceuticals (0.7%)
Fuji Pharmaceutical Co., Ltd. (JPY) (c)	499,000	5,451,408
ASKA Pharmaceutical Co., Ltd. (JPY) (c)	500,000	4,181,961
Caraco Pharmaceutical Laboratories, Ltd. (a)	200,000	1,830,000
Access Pharmaceuticals, Inc. (a)(b)(e)	195,180	240,071

		11,703,440
Real Estate (1.4%)
Medical Properties Trust, Inc.	822,000	9,074,880
Capital Lease Funding, Inc.	700,000	7,987,000
Government Properties Trust, Inc.	750,000	7,117,500

		24,179,380
Road & Rail (2.0%)
Marten Transport, Ltd. (a)	700,000	$15,218,000
RailAmerica, Inc. (a)	1,200,000	12,552,000
SCS Transportation, Inc. (a)	250,000	6,882,500
Smithway Motor Xpress Corp. (Class A) (a)	129,676	1,321,398

		35,973,898
Semiconductors (1.4%)
Skyworks Solutions, Inc. (a)	1,500,000	8,265,000
Lattice Semiconductor Corp. (a)	1,000,000	6,180,000
Axcelis Technologies, Inc. (a)	1,000,000	5,900,000
FSI International, Inc. (a)	500,000	3,445,000
hi/fn, inc. (a)	298,700	1,845,966

		25,635,966
Software (3.1%)
Actuate Corp. (a)(b)	4,000,000	16,160,000
Quovadx, Inc. (a)(b)	3,700,000	9,546,000
WatchGuard Technologies, Inc. (a)(b)	2,229,305	9,073,271
EPIQ Systems, Inc. (a)	303,500	5,050,240
PLATO Learning, Inc. (a)	750,000	4,665,000
OPNET Technologies, Inc. (a)	309,450	4,010,472
MetaSolv, Inc. (a)	1,000,000	2,820,000
Agile Software Corp. (a)	400,000	2,536,000
ePlus, Inc. (a)	200,000	2,266,000

		56,126,983
Specialty Retail (1.3%)
Shoe Carnival, Inc. (a)	368,697	8,797,111
Mothers Work, Inc. (a)(b)	243,908	8,548,975
Rent-A-Center, Inc. (a)	200,000	4,972,000

		22,318,086
Textiles, Apparel & Luxury Goods (1.0%)
Hampshire Group, Ltd. (a)(b)(d)	465,540	7,914,180
Ashworth, Inc. (a)	608,431	5,475,879
Phoenix Footwear Group, Inc. (a)(b)	700,000	4,179,000

		17,569,059
Thrifts & Mortgage Finance (0.4%)
Riverview Bancorp, Inc.	86,000	2,253,200
Franklin Bank Corp. (a)	100,000	2,019,000
B of I Holding, Inc. (a)	200,000	1,598,000
Timberland Bancorp, Inc.	50,000	1,561,000

		7,431,200
Trading Companies & Distributors (0.2%)
Industrial Distribution Group, Inc. (a)	300,000	2,649,000
Aceto Corp.	241,072	1,668,218

		4,317,218
Water Utilities (0.3%)
Pure Cycle Corp. (a)	535,600	5,736,276

TOTAL COMMON STOCKS (cost $ 1,098,520,419)		$1,532,527,313

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2006 (Unaudited)

CONVERTIBLE PREFERRED STOCKS (0.0%)	SHARES	VALUE
Biotechnology (0.0%)
Aphton Corp. (a)(b)(d)(e)(f)(h)	2,500	$—
Household Durables (0.0%)
Ronco Corp. 5.00% (a)(b)(d)(e)(f)(g)	1,500,000	—

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $5,655,000)		$—

WARRANTS (0.4%)	SHARES	VALUE
Biotechnology (0.4%)
Senesco Technologies, Inc. (a)(b)(d)(e)	50,000	$—
Sirna Therapuetics, Inc. (a)(b)(d)(e)	1,440,000	5,443,200
Commercial Services & Supplies (0.0%)
Waste Services, Inc. (a)(d)(e)	25,000	—
Communications Equipment (0.0%)
Parkervision, Inc. (a)(b)(d)(e)	375,000	225,000
Diversified Consumer Services (0.0%)
Whitney Information Network, Inc. (a)(b)(d)(e)(f)	300,000	586,500
Health Care Equipment & Supplies (0.0%)
Medwave, Inc. (a)(b)(d)(e)	37,250	—
Software (0.0%)
VocalTec Communications, Ltd. (a)(d)(e)	222,500	—

TOTAL WARRANTS (Cost $0)		$6,254,700

SHORT-TERM INVESTMENTS (21.4%)	PAR AMOUNT	VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (8.4%)(*)
U.S. Treasury Bills, 7/27/06, 4.49% $	150,000,000	$149,552,000
TIME DEPOSITS (13.0%) (+)
Brown Brothers Harriman, 4.50%	232,000,413	232,000,413

TOTAL SHORT-TERM INVESTMENTS (Cost $381,552,412)		$381,552,413

TOTAL INVESTMENTS (Cost $1,480,072,831) (107.8%)		$1,920,334,426
Other assets and liabilities, net (–7.8%)		(139,597,194)

TOTAL NET ASSETS (100.0%)		$1,780,737,232

(a)	Non-income producing security.

(b)	Affiliated company. See Note 10 in Notes to Financial Statements.

(c)	Foreign-denominated security.

(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.

(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.

(f)	Restricted security. See Note 2(j) in Notes to Financial Statements.

(g)	Currently in default of the penalty payment due in cash to the preferred stockholders for the delay in the effective date of the registration statement. The registration statement covers the common stock into which the convertible preferred stock held are convertible.

(h)	Filed for bankruptcy.

(*)	The rate denoted is the effective yield as of June 30, 2006.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2006.

ADR	– American Depositary Receipt.

AUD	– Australian issuer.

CAD	– Canadian issuer.

HK	– Hong Kong issuer.

JPY	– Japanese issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost (1)	$303,972,595	$212,889,291	$1,480,072,831

Investments in securities, at value	$339,334,491	$238,424,664	$1,388,179,384
Investments in affiliates, at value	—	2,487,500	532,155,042

Total Investments, at value	339,334,491	240,912,164	1,920,334,426

Foreign currency, at value (cost $0; $0; $ 4,640,594)	—	—	4,665,184
Receivable for securities sold	4,949,912	3,181,659	20,519,433
Accrued dividends and interest	271,267	206,612	962,362
Receivable for capital shares issued	766,096	264,263	2,022,190
Cash deposits with broker for futures contracts	—	—	3,375,000
Variation margin on futures contracts	—	—	1,075,145
Prepaid expenses	33,983	55,203	216,803

Total Assets	345,355,749	244,619,901	1,953,170,543

LIABILITIES:
Written covered call options (proceeds $0; $0; $ 884,088)	—	—	1,030,000
Payable for securities purchased	22,794,298	2,019,789	169,821,649
Distributions payable	—	12,796	—
Payable for capital shares redeemed	185,318	264,950	949,079
Fund accounting fees	6,599	5,323	36,854
Transfer agency fees	10,133	77,810	313,715
Other	25,773	56,505	282,014

Total Liabilities	23,022,121	2,437,173	172,433,311

TOTAL NET ASSETS	$322,333,628	$242,182,728	$1,780,737,232

NET ASSETS CONSIST OF:
Paid in capital	$281,762,796	$193,658,891	$1,108,742,079
Accumulated undistributed net investment income (loss)	616,992	22	(11,753,390)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	4,587,542	20,500,942	239,291,759
Net unrealized appreciation on investments	35,366,298	28,022,873	444,456,784

TOTAL NET ASSETS	$322,333,628	$242,182,728	$1,780,737,232

Shares outstanding, $0.001 par value (100,000,000; 100,000,000 and 150,000,000 shares authorized, respectively)	11,778,291	9,340,299	34,790,460

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$27.37	$25.93	$51.18

(1)	Includes cost of investments in affiliates of $2,856,250 and $378,352,978 for the Value Plus and Value Funds, respectively. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

STATEMENTS OF OPERATIONS

For the Semiannual Period Ended June 30, 2006 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$1,827,252	$2,423,751	$4,970,764
Interest	218,574	90,335	1,052,065
Foreign tax withheld	(7,083)	(53,179)	(61,347)

Total investment income	2,038,743	2,460,907	5,961,482

EXPENSES:
Management fees	889,799	924,187	6,347,011
Distribution fees	296,600	330,066	1,635,930
Transfer agency fees	132,336	266,706	988,985
Fund accounting fees	33,460	36,806	220,367
Custodian fees	10,014	12,388	79,191
Printing and communication fees	7,442	17,942	54,375
Postage fees	3,697	5,363	26,225
Legal fees	6,248	8,632	58,333
Registration fees	6,791	8,970	3,567
Directors’ fees	4,819	6,048	40,236
Audit fees	15,457	18,363	23,378
Insurance fees	13,616	23,077	136,213
Other expenses	6,202	8,200	44,904

Total expenses	1,426,481	1,666,748	9,658,715

NET INVESTMENT INCOME (LOSS)	612,262	794,159	(3,697,233)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES,
OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY:
Net realized gains (losses) on:
Long positions	3,027,097	21,291,984	222,114,412
Futures contracts	—	—	(134,304)
Net change in unrealized appreciation/depreciation on:
Long positions	4,324,466	(18,549,892)	(7,954,012)
Futures contracts	—	—	4,335,255
Written covered call options	—	—	(145,912)

TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES)
ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION
OF ASSETS AND LIABILITIES IN FOREIGN CURRENCIES	7,351,563	2,742,092	218,215,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,963,825	$3,536,251	$214,518,206

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	For the Semiannual Period Ended June 30, 2006 (Unaudited)	Year Ended Dec. 31, 2005	For the Semiannual Period Ended June 30, 2006 (Unaudited)	Year Ended Dec. 31, 2005
FROM INVESTMENT OPERATIONS:
Net investment income	$612,262	$337,052	$794,159	$1,596,331
Net realized gains on investments, futures and translation of assets and liabilities in foreign currency	3,027,097	5,068,563	21,291,984	12,057,001
Net change in unrealized appreciation/depreciation on investments, futures, options and translation of assets and liabilities in foreign currency	4,324,466	10,449,504	(18,549,892)	(15,816,778)

Net increase (decrease) in net assets resulting from operations	7,963,825	15,855,119	3,536,251	(2,163,446)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(325,583)	(1,186,462)	(1,348,546)
Net realized gains on investments	—	(5,318,574)	—	(12,820,390)

Total distributions to shareholders	—	(5,644,157)	(1,186,462)	(14,168,936)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	182,231,250	63,556,361	30,195,150	117,682,114
Dividends reinvested	—	5,412,479	1,147,496	13,756,863
Value of shares redeemed	(22,626,402)	(33,943,134)	(66,295,260)	(256,836,872)

Net increase (decrease) in net assets derived from capital transactions	159,604,848	35,025,706	(34,952,614)	(125,397,895)

TOTAL INCREASE (DECREASE) IN NET ASSETS	167,568,673	45,236,668	(32,602,825)	(141,730,277)
NET ASSETS AT THE BEGINNING OF THE PERIOD	154,764,955	109,528,287	274,785,553	416,515,830

NET ASSETS AT THE END OF THE PERIOD	$322,333,628	$154,764,955	$242,182,728	$274,785,553

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$616,992	$4,730	$22	$392,325

	VALUE FUND
	For the Semiannual Period Ended June 30, 2006 (Unaudited)	Year Ended Dec. 31, 2005
FROM INVESTMENT OPERATIONS:
Net investment loss	$(3,697,233)	$(8,341,984)
Net realized gains on investments, futures and translation of assets and liabilities in foreign currency	221,980,108	201,362,805
Net change in unrealized appreciation/depreciation on investments, futures, options and translation of assets and liabilities in foreign currency	(3,764,669)	(175,020,686)

Net increase in net assets resulting from operations	214,518,206	18,000,135

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	—	(185,954,101)

Total distributions to shareholders	—	(185,954,101)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	207,125,653	153,466,203
Dividends reinvested	—	178,147,507
Value of shares redeemed	(178,481,153)	(502,385,522)

Net increase (decrease) in net assets derived from capital transactions	28,644,500	(170,771,812)

TOTAL INCREASE (DECREASE) IN NET ASSETS	243,162,706	(338,725,778)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,537,574,526	1,876,300,304

NET ASSETS AT THE END OF THE PERIOD	$1,780,737,232	$1,537,574,526

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	$(11,753,390)	$(8,056,157)

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Semiannual Period Ended June 30, 2006 (Unaudited)		For the Year Ended December 31,
			2005	2004	2003	2002	2001
PER SHARE DATA
Net asset value, beginning of period	$25.56		$23.37	$20.16	$14.87	$17.30	$15.03
Income (loss) from investment operations:
Net investment income	0.05		0.06	0.01	0.01	0.03	0.08
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	1.76		3.10	3.42	5.29	(2.43)	2.37

Total income (loss) from investment operations	1.81		3.16	3.43	5.30	(2.40)	2.45
Less distributions from:
Net investment income	—		(0.06)	(0.01)	(0.01)	(0.03)	(0.02)
Net realized gains on investments	—		(0.91)	(0.21)	–	–	(0.16)

Total distributions	—		(0.97)	(0.22)	(0.01)	(0.03)	(0.18)

Net asset value, end of period	$27.37		$25.56	$23.37	$20.16	$14.87	$17.30

TOTAL RETURN	7.08	%(1)	13.49%	17.02%	35.66%	(13.85)%	16.43%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$322,334		$154,765	$109,528	$75,678	$56,268	$29,462
Percentage of expenses to average net assets	1.20	%(2)	1.27%	1.33%	1.47%	1.46%	1.48	%(3)
Percentage of net investment income to average net assets	0.52	%(2)	0.27%	0.07%	0.06%	0.21%	0.78%
Portfolio turnover rate	14	%(1)	42%	72%	47%	39%	108%

(1)	Not annualized.

(2)	Annualized.

(3)	If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the year ended December 31, 2001 would have been 1.93%.

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Semiannual Period Ended June 30, 2006 (Unaudited)		For the Year Ended December 31,
			2005	2004	2003	2002	2001
PER SHARE DATA
Net asset value, beginning of period	$25.85		$26.85	$23.57	$15.39	$16.12	$12.11
Income (loss) from investment operations:
Net investment income	0.09		0.15	0.09	0.06	0.12	0.18
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	0.11		0.22 (3)	3.91	8.17	(0.73)	4.01

Total income (loss) from investment operations	0.20		0.37	4.00	8.23	(0.61)	4.19
Less distributions from:
Net investment income	(0.12)		(0.12)	(0.07)	(0.05)	(0.12)	(0.18)
Net realized gains on investments	—		(1.25)	(0.65)	–	–	–

Total distributions	(0.12)		(1.37)	(0.72)	(0.05)	(0.12)	(0.18)

Net asset value, end of period	$25.93		$25.85	$26.85	$23.57	$15.39	$16.12

TOTAL RETURN	0.77	%(1)	1.34%	16.98%	53.56%	(3.79)%	34.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$242,183		$274,786	$416,516	$218,982	$57,657	$60,057
Percentage of expenses to average net assets	1.26	%(2)	1.25%	1.23%	1.34%	1.44%	1.48%
Percentage of net investment income to average net assets	0.60	%(2)	0.49%	0.34%	0.32%	0.75%	1.27%
Portfolio turnover rate	27	%(1)	36%	57%	68%	65%	80%

(1)	Not annualized.

(2)	Annualized.

(3)	The per share amount shown throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Semiannual Period Ended June 30, 2006 (Unaudited)		For the Year Ended December 31,
			2005	2004	2003	2002	2001

PER SHARE DATA
Net asset value, beginning of period	$44.80		$49.81	$51.14	$31.46	$37.25	$32.98
Income (loss) from investment operations:
Net investment loss	(0.11)		(0.25)	(0.25)	(0.20)	(0.17)	(0.10)
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	6.49		1.27	4.59	22.24	(4.09)	9.57

Total income (loss) from investment operations	6.38		1.02	4.34	22.04	(4.26)	9.47
Less distributions from:
Net realized gains on investments	—		(6.03)	(5.67)	(2.36)	(1.53)	(5.20)

Total distributions	—		(6.03)	(5.67)	(2.36)	(1.53)	(5.20)

Net asset value, end of period	$51.18		$44.80	$49.81	$51.14	$31.46	$37.25

TOTAL RETURN	14.24	%(1)	1.99%	9.11%	70.16%	(11.49)%	29.45%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,780,737		$1,537,575	$1,876,300	$2,185,264	$923,754	$1,093,215
Percentage of expenses to average net assets(3)	1.14	%(2)	1.19%	1.20%	1.28%	1.29%	1.29%
Percentage of expenses to average net assets (excluding dividend expense)	1.14	%(2)	1.17%	1.20%	1.28%	1.29%	1.29%
Percentage of net investment loss to average net assets	(0.44	)%(2)	(0.51)%	(0.46)%	(0.63)%	(0.48)%	(0.29)%
Portfolio turnover rate	27	%(1)	36%	32%	48%	49%	56%

(1)	Not annualized.

(2)	Annualized.

(3)	Includes dividend expense on short sales.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

NOTES TO FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (the “Funds”), each of which is a diversified fund, were issued by the Corporation at June 30, 2006.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At June 30, 2006, 0.1% and 2.5% of the Value Plus and Value Funds’ net assets, respectively, were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Net realized gains on investments, if any, are distributed at least annually. During 2005, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2005, the Select Value, Value Plus and Value Funds recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $514,442, $3,469,585 and $34,991,541, respectively. Net assets are not affected by these reclassifications.

(d)	The Funds record security transactions no later than one business day after trade date. For financial reporting purposes, however transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. The Heartland Value Fund had the following open futures contracts at June 30, 2006:

TYPE	NUMBER OF CONTRACTS	EXPIRATION DATE	UNREALIZED APPRECIATION	NOTIONAL VALUE
Russell 2000 Index	200	September 2006	$4,335,255	$73,150,000

(g)	A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund could incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian or broker, consisting of cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities sufficient to collateralize its obligation on the short positions. There were no short positions held at June 30, 2006.

24

(h)	The Funds may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. The Heartland Value Fund had the following transactions in written covered call options during the semiannual period ended June 30, 2006:

VALUE FUND	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2005	—	—
Options written	4,000	$884,088
Options expired	—	—
Options closed	—	—

Balance at June 30, 2006	4,000	$884,088

VALUE FUND	NUMBER OF CONTRACTS	VALUE
InterDigital Communications, $40.00, 1/20/07	2,000	$640,000
InterDigital Communications, $45.00, 1/20/07	2,000	390,000

		$1,030,000

(i)	At June 30, 2006, 0.1% and 5.6% of the Value Plus and Value Funds’ net assets, respectively, were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(j)	A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. At June 30, 2006, the Value Fund held restricted securities representing 0.5% of net assets.

The restricted securities held as of June 30, 2006 are identified below:

SECURITY	ACQUISITION DATE	ACQUISITION COST	SHARES	FAIR VALUE
Value Fund
Aphton Corp. (Common Stock)	11/09/2005	$128,625	375,000	$15,750
Aphton Corp. (Convertible Preferred Stock)	11/09/2005	—	2,500	—
Far East Energy Corp. (Common Stock)	6/30/2006	3,375,000	2,500,000	3,400,000
Ronco Corp. (Convertible Preferred Stock)	6/24/2005	5,655,000	1,500,000	—
Whitney Information Network, Inc. (Common Stock)	11/01/2005	2,700,000	600,000	4,233,000
Whitney Information Network, Inc. (Warrants)	11/01/2005	—	300,000	586,500

(k)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

(l)	Each Fund may purchase securities on a when-issued basis. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but generally the securities are not issued, and delivery and payment for such obligations does not occur until a future date that may be a month or more after the purchase date. Obligations purchased on a when-issued basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund’s net asset value. On the date a Fund enters into an agreement to purchase securities on a when-issued basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the respective Fund will segregate cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities having a value at least equal to the Fund’s obligation under the position. There were no when-issued securities held at June 30, 2006.

(m)	Each Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

(n)	The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(o)	On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

(3)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”) dated December 21, 2004. The Agreement was amended to extend the termination date to December 31, 2006. The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstance that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 1.50%. Commitment fees are computed at a rate per annum equal to 0.10% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the semiannual period ended June 30, 2006.

(4)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets. Effective May 22, 2006, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% for average daily net assets in excess of $1 billion.

During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund’s ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceeded 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceeded 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver. Without such waivers and reimbursements, total returns prior to this date would have been lower.

25

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Fund’s distributor, Heartland Investor Services LLC (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. The Distributor is an indirect wholly-owned subsidiary of the BISYS Group, Inc., and is an affiliate of the Funds’ transfer agent and fund accountant, BISYS Fund Services Ohio, Inc. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. BISYS Group, Inc. receives a fixed fee for providing distribution services. BISYS Fund Services Ohio, Inc. receives a fee that is a base amount plus an annual fee based on the number of shareholders for providing transfer agent services. BISYS Fund Services Ohio, Inc. receives fees, subject to a minimum, at 0.025% of the average daily net assets up to $3 billion and 0.015% of the average daily net assets in excess of $3 billion for providing fund accounting services.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2006, there were no participants in the deferred compensation plan.

(5)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004, that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of remaining shareholders. For the semiannual period ended June 30, 2006, the fees were $3,454, $878 and $7,651 for Select Value, Value Plus and Value Funds, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(6)	INVESTMENT TRANSACTIONS

During the semiannual period ended June 30, 2006, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$170,393,071	$31,623,296
Value Plus Fund	68,179,643	108,344,519
Value Fund	375,277,045	578,475,689

(7)	FEDERAL INCOME TAX INFORMATION

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$303,972,595	$41,253,059	$(5,891,163)	$35,361,896
Value Plus Fund	212,889,291	36,205,582	(8,182,709)	28,022,873
Value Fund	1,484,531,851	494,425,727	(58,623,152)	435,802,575

Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2005, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October losses of $398, $791,042 and $38,257, respectively.

(8)	FUND SHARE TRANSACTIONS

For the semiannual period ended June 30, 2006, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	6,556,383	1,108,141	4,081,653
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	42,517	—
Shares redeemed	(832,889)	(2,440,372)	(3,615,222)

Net increase (decrease) in Fund shares	5,723,494	(1,289,714)	466,431

For the year ended December 31, 2005, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	2,570,105	4,564,679	3,205,532
Reinvested distributions from net investment income & distributions from net realized gains on investments	211,013	527,214	3,956,288
Shares redeemed	(1,413,686)	(9,976,923)	(10,508,478)

Net increase (decrease) in Fund shares	1,367,432	(4,885,030)	(3,346,658)

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(9)	LITIGATION

On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the “High-Yield Funds”), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although an affiliate of the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its Funds, directors or officers. The High-Yield Funds, which had been in receivership since March 2001, were liquidated in December 2004.

On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against the Advisor; William J. Nasgovitz, President of the Advisor, President and a director of the Corporation and member of the Heartland Value Fund portfolio management team; Paul T. Beste, Chief Operating Officer of the Advisor, Vice President and Secretary of the Corporation; Kevin D. Clark, an officer of the Advisor; Hugh Denison, a former director of the Corporation who presently serves as Senior Vice President of the Advisor and as a member of the portfolio management team for the Heartland Select Value Fund and Heartland Value Fund; certain former officers of the Advisor; and others.

The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds’ net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other SEC filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

In February 2004, the Advisor, and Messrs. Nasgovitz, Beste, Denison, and Clark filed their answers to the SEC’s complaint, denying the allegations and claims made therein and raising affirmative defenses.

The complaint does not involve the Corporation, the Heartland Select Value, Value Plus or Value Funds, any portfolio manager of the Funds (other than Mr. Nasgovitz and Mr. Denison) or any of the current independent directors of the Corporation. However, an adverse outcome for the Advisor and/or its officers named in the complaint could result in an injunction that would bar the Advisor from serving as investment advisor to the Funds or bar such officers from continuing to serve in their official capacities for the Advisor. The Advisor has advised the Funds that, if these results occur, the Advisor will seek exemptive relief from the SEC to permit it to continue serving as investment advisor to the Funds. There is no assurance that the SEC will grant such exemptive relief.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the Funds held 5% or more of their outstanding voting securities during the semiannual period ended June 30, 2006:

VALUE PLUS FUND
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2006	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2006	DIVIDENDS	REALIZED GAINS (LOSSES)
Criticare Systems, Inc.	625,000	0	0	625,000	$0	$0

					$0	$0

VALUE FUND
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2006	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2006	DIVIDENDS	REALIZED GAINS (LOSSES)
Access Pharmaceuticals, Inc.	1,253,400	394,680	1,452,900	195,180	$0	$(1,482,598)
Actuate Corp.	4,000,000	0	0	4,000,000	0	0
AirNet Systems, Inc.	1,000,000	0	0	1,000,000	0	0
American Physicians Service Group, Inc.	185,649	0	185,649	0	0	1,698,143
Anacomp, Inc. (Class A)	350,000	0	0	350,000	0	0
Analysts International Corp.	1,600,000	0	0	1,600,000	0	0
Aphton Corp.	1,483,771	1,250,000	2,733,771	0	0	(3,108,245)
Aphton Corp.	375,000	0	0	375,000	0	0
Aphton Corp. (convertible preferred stock)	2,500	0	0	2,500	0	0
Asia Pacific Wire & Cable Corp., Ltd.	1,137,300	0	37,000	1,100,300	0	(122,471)
Badger Meter, Inc.(1)	800,000	0	208,800	591,200	104,340	5,349,945
Barrett Business Services, Inc.	555,600	0	155,600	400,000	0	3,564,571
Bioscrip, Inc.	1,000,000	1,431,935	0	2,431,935	0	0
Buca, Inc.	1,010,000	190,000	0	1,200,000	0	0
Clayton Williams Energy, Inc.	600,000	0	51,240	548,760	0	1,080,154
CompuDyne Corp.	636,600	113,400	0	750,000	0	0
Corgi International, Ltd. (ADR)	563,000	0	0	563,000	0	0
Duckwall-ALCO Stores, Inc.	400,000	0	14,200	385,800	0	200,012
Emak Worldwide, Inc.	524,413	25,587	2,500	547,500	0	(13,009)
Far East Energy Corp.	5,000,000	0	0	5,000,000	0	0
Far East Energy Corp.	0	2,500,000	0	2,500,000	0	0
First Consulting Group, Inc.	1,000,000	250,000	0	1,250,000	0	0
FirstCity Financial Corp.	479,100	320,900	0	800,000	0	0
Genitope Corp.	1,364,620	635,380	357,350	1,642,650	0	(952,770)
Global-Tech Appliances, Inc.	1,181,200	0	266,600	914,600	0	(779,052)

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VALUE FUND (CONTINUED)

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2006	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2006	DIVIDENDS	REALIZED GAINS (LOSSES)
Hampshire Group, Ltd.	500,000	0	34,460	465,540	$0	$505,255
Hudson Highland Group, Inc.	0	1,250,000	0	1,250,000	0	0
Hy-Drive Technologies, Ltd.	2,739,891	1,680,234	1,205,791	3,214,334	0	3,081,345
Hy-Drive Technologies, Ltd. (warrants)	1,395,234	0	1,395,234	0	0	0
Hy-Drive Technologies, Ltd.	0	190,000	190,000	0	0	0
InterDigital Communications Corp.	3,000,000	0	100,000	2,900,000	0	1,013,595
Intersections, Inc.	950,000	0	80,000	870,000	0	(327,641)
Isolagen, Inc.	2,162,244	237,756	1,527,200	872,800	0	(1,088,717)
John B. Sanfilippo & Son, Inc.	750,000	0	0	750,000	0	0
Lantronix, Inc.	5,000,000	0	0	5,000,000	0	0
MEDTOX Scientific, Inc.	508,750	0	0	508,750	0	0
Medwave, Inc.	1,050,000	149,000	0	1,199,000	0	0
Medwave, Inc. (warrants)	0	37,250	0	37,250	0	0
MFRI, Inc.	463,200	0	63,200	400,000	0	131,628
Midwest Air Group, Inc.	1,315,500	0	0	1,315,500	0	0
Mothers Work, Inc.	525,975	0	282,067	243,908	0	4,300,276
National Home Health Care Corp.	441,000	0	0	441,000	66,150	0
Natrol, Inc.	1,250,000	0	11,432	1,238,568	0	(17,252)
O.I. Corp.	245,900	0	0	245,900	12,295	0
Oil-Dri Corp. of America	450,000	0	0	450,000	108,000	0
OrthoLogic Corp.	3,100,000	34,800	1,105,800	2,029,000	0	(3,707,536)
Osteotech, Inc.	1,090,000	0	0	1,090,000	0	0
Outlook Group Corp.	300,000	0	0	300,000	36,000	0
ParkerVision, Inc.	0	1,500,000	113,644	1,386,356	0	462,185
ParkerVision, Inc. (warrants)	0	375,000	0	375,000	0	0
Patrick Industries, Inc.	293,525	0	0	293,525	0	0
PDI, Inc.	1,134,209	175,791	97,952	1,212,048	0	(587,396)
Phoenix Footwear Group, Inc.	646,700	53,300	0	700,000	0	0
Quovadx, Inc.	3,677,400	22,600	0	3,700,000	0	0
RCM Technologies, Inc.	780,100	0	0	780,100	0	0
Ronco Corp. (convertible preferred stock)	1,500,000	0	0	1,500,000	0	0
Senesco Technologies, Inc.	1,300,000	0	0	1,300,000	0	0
Senesco Technologies, Inc. (warrants)	50,000	0	0	50,000	0	0
Sirna Therapeutics, Inc.	5,000,000	0	0	5,000,000	0	0
Sirna Therapeutics, Inc. (warrants)	1,440,000	0	0	1,440,000	0	0
Smith & Wollensky Restaurant Group, Inc.	574,400	0	0	574,400	0	0
SPAR Group, Inc.	1,228,000	0	0	1,228,000	0	0
SRI/Surgical Express, Inc.	600,000	0	0	600,000	0	0
STAAR Surgical Co.	2,000,000	0	0	2,000,000	0	0
Sunterra Corp.	750,000	250,000	1,000,000	0	0	(4,625,081)
Tasty Baking Co.	305,200	121,377	0	426,577	40,644	0
TechTeam Global, Inc.	8,900	491,100	0	500,000	0	0
The Inventure Group, Inc.(2)	1,710,622	190,000	0	1,900,622	0	0
The Princeton Review, Inc.	1,200,000	300,000	0	1,500,000	0	0
Tier Technologies, Inc. (Class B)	1,000,000	800,000	0	1,800,000	0	0
Vesta Insurance Group, Inc.	2,000,000	0	2,000,000	0	0	(5,384,988)
WatchGuard Technologies, Inc.	2,229,305	0	0	2,229,305	0	0
Whitney Information Network, Inc.	600,000	0	0	600,000	71,093	0
Whitney Information Network, Inc. (warrants)	300,000	0	0	300,000	0	0

					$438,522	$(809,647)

(1)	2:1 Stock Split on 6/16/06.

(2)	Formerly known as Poore Brothers, Inc.

28

ADDITIONAL INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held May 19, 2006, the Independent Directors of the Corporation approved the annual continuation of the Advisory Agreements, subject to the implementation of a breakpoint in the advisory fee for the Select Value Fund so that, on average daily net assets in excess of $1.0 billion, the advisory fee would decline by five basis points to an annual rate of 0.70%.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to each Fund; and (5) the extent to which economies of scale may be realized as each Fund grows. To facilitate the evaluation of these factors, the Advisor provided various materials and information to the Board, including:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR

•	The Investment Advisory Agreement dated October 23, 1984, between the Corporation, on behalf of the Value Fund, and the Advisor;

•	The Investment Advisory Agreement dated January 12, 1987, between the Corporation, on behalf of the Select Value and Value Plus Funds, and the Advisor;

•	A summary of outside service providers to the Corporation;

•	A summary of the Advisor’s investment process;

•	Biographical information regarding the portfolio management teams for the Select Value, Value Plus and Value Funds;

•	The Advisor’s current Form ADV (Part II);

•	Information regarding soft dollar practice and usage, trading costs and best execution; and

•	A summary of brokerage commissions for 2005 trading activity undertaken on behalf of the Funds.

THE PERFORMANCE, FEES AND EXPENSES OF EACH FUND

•	A Section 15(c) Report prepared by Lipper, Inc. comparing the expenses and performance of the Funds against peer groups and standardized indices; and

•	Information on each Fund’s net expense ratios, performance and Morningstar ratings to a peer group of funds.

THE PROFITABILITY AND FINANCIAL STRENGTH OF THE ADVISOR

•	A profitability analysis prepared by management of the Advisor;

•	An independent advisor profitability study prepared by Lipper, Inc.;

•	A summary of revenue sharing arrangements that the Advisor has in place with various financial intermediaries;

•	The Advisor’s financial statements for the year ended December 31, 2005, together with the independent auditors report thereon;

•	Consolidated financial statements of Heartland Holdings, Inc. (the parent company of the Advisor) and its subsidiaries for the year ended December 31, 2005, together with the independent auditors report thereon;

•	Consolidated (unaudited) financial statements of Heartland Holdings, Inc. and its subsidiaries for the period ended March 31, 2006;

•	A memorandum from management updating the Board of Directors on management’s analysis of the financial resources of the Advisor and its ability to fulfill its obligations to the Funds under the Advisory Agreements;

•	Shareholder Equity Projection for Heartland Holdings, Inc. and its subsidiaries; and

•	Business valuation analysis for Heartland Holdings, Inc. and its subsidiaries.

ECONOMIES OF SCALE

•	A memorandum from management providing a fee breakpoint analysis, together with supplemental information in a separate memorandum regarding economies of scale and fee breakpoints.

The Board did not consider or review the scope of services or fees that the Advisor provides to other clients, because the Advisor does not provide investment management services to other mutual funds. In addition to the foregoing documents and information, legal counsel to the Corporation and the Independent Directors provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of investment advisory agreements, together with related memoranda summarizing relevant case law on this issue.

After reviewing and discussing this information, and taking into account other information routinely provided to the Board at its regular quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, regulatory compliance issues and related matters, the Independent Directors reached the following conclusions:

•	The nature and extent of the services provided by the Advisor (a) is appropriate for the investment objectives and programs of the Select Value, Value Plus and Value Funds and to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations, and (b) the quality of the services provided by the Advisor is acceptable;

•	With the exception of the short-term performance of the Value Plus Fund, the investment performance of each Fund compares favorably over all periods with the respective Fund’s benchmark and peer group. In fact, the Value Fund has been in the first or second quartile of its peer group 63% of the time over all periods presented, the Value Plus Fund 72% of the time and the Select Value Fund 88% of the time. With respect to the less impressive shorter term performance of the Value Plus Fund, the Board believes that the portfolio management team has properly analyzed issues that have hampered the short-term performance and have responded appropriately to position the Fund for improved future performance;

•	The operating expenses of the Funds compare favorably to their peer groups and are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides extensive administrative services to the Fund which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional fees;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreements.

With regard to economies of scale, the Independent Directors were cognizant that certain fixed costs are spread over a broader base of assets as asset size increases. However, given the nature of the investment programs of the Value Fund and the Value Plus Fund, and taking into consideration the favorable comparison of the expense ratios of those two Funds to their peers, the Independent Directors concluded that there are no significant economies of scale to be realized in terms of the portfolio management functions. With regard to the Select Value Fund, the Independent Directors determined that the nature of the investment program of that Fund gives rise to economies of scale at greater asset levels, and that the implementation of an advisory fee breakpoint would be appropriate given the current rate of growth in the Select Value Fund’s assets. In particular, after carefully considering the breakpoint analysis and related information provided by management, the Independent Directors proposed that the advisory fee for the Select Value Fund be reduced from 0.75% to 0.70% on average daily net assets in excess of $1.0 billion. Management of the Advisor agreed to this proposed fee breakpoint.

The Independent Directors ultimately acted to renew each of the Advisory Agreements for an additional year, subject to an amendment to the fee schedule to implement the agreed upon advisory fee breakpoint for the Select Value Fund.

29

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including, redemption fees; (2) ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 1/1/06	ENDING ACCOUNT VALUE 6/30/06	EXPENSE PAID DURING PERIOD* 1/1/06 –6/30/06	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/06 – 6/30/06
Heartland Select Value Fund	$1,000.00	$1,070.80	$6.16	1.20%
Heartland Value Plus Fund	1,000.00	1,007.70	6.27	1.26
Heartland Value Fund	1,000.00	1,142.40	6.06	1.14

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 1/1/06	ENDING ACCOUNT VALUE 6/30/06	EXPENSE PAID DURING PERIOD* 1/1/06 – 6/30/06	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/06 – 6/30/06
Heartland Select Value Fund	$1,000.00	$1,018.84	$6.01	1.20%
Heartland Value Plus Fund	1,000.00	1,018.55	6.31	1.26
Heartland Value Fund	1,000.00	1,019.14	5.71	1.14

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Commission’s website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www. heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

30

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation.

INDEPENDENT DIRECTORS

Name	Address	Date of Birth	Position(s) held with the corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director

Robert A. Rudell	789 North Water Street Milwaukee, WI 53202	9/48	Chairman of the Board and Director	Since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present.

Dale J. Kent	789 North Water Street Milwaukee, WI 53202	11/52	Director	Since 8-03	Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham	789 North Water Street Milwaukee, WI 53202	7/45	Director	Since 1-04	Chairman of the Board and Interim Principal Executive Officer, Merge Technologies, Inc. since July 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiological imaging and information integration solutions)

31

INTERESTED DIRECTORS AND OFFICERS

Name	Address	Date of Birth	Position(s) held with the corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director

William J. Nasgovitz(3)	789 North Water Street, Milwaukee, WI 53202	10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

David C. Fondrie	789 North Water Street, Milwaukee, WI 53202	7/49	Chief Executive Officer	Since 5-06	Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc. in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and CFO, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by PriceWaterhouse in other capacities, 1976 to 1983.	N/A	N/A

Paul T. Beste	789 North Water Street, Milwaukee, WI 53202	1/56	Vice President and Secretary	Since 9-97	Secretary and Treasurer, Heartland Value Manager, LLC., since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc., in other capacities since 1997; Director of Taxes/ Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A

Nicole J. Best	789 North Water Street, Milwaukee, WI 53202	9/73	Vice President and Chief Compliance Officer	Since 11-05	Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since November 2005; Senior Vice President and Treasurer, Heartland Advisors, Inc., since February 2001. Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc., in other capacities since 1998; employed by Arthur Andersen, LLP, 1995 to 1998.	N/A	N/A

Christopher E. Sabato	3435 Stelzer Road, Columbus, OH 43219	12/68	Treasurer and Principal Accounting Officer	Since 11-05	Vice President, BISYS Fund Services, since February 2006; employed by BISYS Fund Services in other capacities since 1993.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	Mr. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent and Michael D. Dunham. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for the selection of the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

32

DEFINITIONS

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

OTHER DEFINITIONS

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3000 largest publicly traded U.S. companies. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is a capitalization-weighted index of the stocks in the S&P MidCap 400 Index that have low price-to-book ratios. It is not possible to invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

Heartland Investor Services, LLC, Distributor

789 North Water Street, Suite 500

Milwaukee, WI 53202

Item 2.	Code of Ethics.

Not applicable – only for annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable - Only effective for annual reports.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Heartland Group, Inc.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date	August 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date	August 24, 2006

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Accounting Officer

Date	August 24, 2006

*	Print the name and title of each signing officer under his or her signature.